                           DEFINITIVE PROXY STATEMENT

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON SEPTEMBER 23, 2008

                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X ]

Filed by a Party other than the Registrant []

Check the appropriate box:

     Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Under Rule 14a-12

                     UNITED AMERICAN HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies;

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provide by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

     1)  Amount previously paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule of Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

                 (UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                               NOTICE OF THE 2008
                         ANNUAL MEETING OF SHAREHOLDERS

                               September 23, 2008

Dear Shareholder:

     The Annual Meeting of Shareholders of United American Healthcare Corporation will be held on Friday, November 7, 2008 at 10:30 a.m., Eastern Standard Time, at the MGM Grand Hotel, 1777 Third Street, Detroit, Michigan, for the following purposes:

     (1)  to elect one director;

     (2) to vote on the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the 2009 fiscal year; and

     (3) to transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 11, 2008 will be entitled to vote at the Annual Meeting.

     Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, and our Annual Report for the fiscal year ended June 30, 2008, which contains our Form 10-K report for that year. Your vote is important, regardless of the number of shares you hold. Whether you plan to attend the meeting or not, to vote by proxy sign, date and mail the enclosed proxy card as soon as possible in the envelope provided. This will not prevent you from voting your shares in person at the meeting before voting closes, if you wish to do so.

     We look forward to seeing you on November 7, 2008.

                                        Sincerely,


                                        /s/ William C. Brooks
                                        William C. Brooks,
                                        Chairman, President and Chief Executive
                                        Officer

                 (UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                     UNITED AMERICAN HEALTHCARE CORPORATION
                           300 RIVER PLACE, SUITE 4950
                          DETROIT, MICHIGAN 48207-5062

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           To be Held November 7, 2008

GENERAL INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of United American Healthcare Corporation (the "Company") to be held at the MGM Grand Hotel, 1777 Third Street, Detroit, Michigan, on Friday, November 7, 2008, at 10:30 a.m., Eastern Standard Time. The approximate mailing date for this proxy statement and the proxy is September 23, 2008.

     At our annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of one director and ratification of the appointment of our independent registered public accounting firm. Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting, and we have no present knowledge that any other matters will be presented for action at the meeting by others. However, if other matters properly come before the meeting it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that your shares be represented at the meeting. If it is impossible for you to attend, please sign and date the enclosed proxy and return it to us. The proxy is solicited on behalf of our Board of Directors. The shares represented by valid proxies in the enclosed form will be voted if received in time for the meeting.

     All references in this proxy statement to "fiscal year 2008" are references to our fiscal year ended June 30, 2008.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only holders of record of shares of our no par value common stock at the close of business on September 11, 2008 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. On such record date, we had issued and outstanding 8,734,214 shares of common stock.

     The following table contains information with respect to the beneficial ownership of our common shares as of as of September 11, 2008 by each person known by us to beneficially own more than 5% of our common shares, our only outstanding class of voting shares:

                                        AMOUNT AND NATURE OF    PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   SHARES OWNED (1)
------------------------------------    --------------------   ----------------
Lloyd I. Miller, III (2)                      1,009,051              11.6%
4550 Gordon Drive
Naples, FL 34102

Bruce Galloway, Gary L. Herman,                 685,985               7.9%
Strategic Turnaround Equity
Partners, L.P. (Cayman) and Galloway
Capital Management LLC (3)
720 Fifth Avenue, 10th Floor
New York, NY 10019

Richard M. Brown, D.O. (4)                      475,825               5.4%
27774 Franklin Road
Southfield, Michigan 48034

----------
(1)  Based on 8,734,214 common shares outstanding as of September 11, 2008.

(2)  The information with respect to Lloyd I. Miller, III, is based solely on a
     Schedule 13D report filed August 6, 2008. Mr. Miller beneficially owns 1,009,051 common shares, consisting of: (i) 47,435 shares owned of record by Mr. Miller directly; (ii) 40,823 shares owned of record by Milfam II L.P., as to which he may be deemed to have sole voting and dispositive power; and (iii) 920,793 shares owned of record by Trust A-4 for which Mr. Miller serves as investment advisor to PNC Bank, Ohio, N.A., the trustee of Trust A-4, as to which he may be deemed to have shared voting and dispositive power.

(3) The information with respect to Bruce R. Galloway, Gary L. Herman, Strategic Turnaround Equity Partners, L.P. (Cayman) and Galloway Capital Management LLC is based solely on a Schedule 13D/A (Amendment No. 2) report filed April 30, 2008, as supplemented by information from Strategic Turnaround Equity Partners, L.P. (Cayman) in September 2008. Strategic Turnaround Equity Partners, L.P. (Cayman) is deemed to be the direct beneficial owner of 462,798 common shares. Galloway Capital Management LLC, as the general partner of Strategic Turnaround Equity Partners, L.P. (Cayman), is deemed to be the indirect beneficial owner of 462,798 common shares. Mr. Galloway and Mr. Herman, as Managing Members of Galloway Capital Management LLC, are deemed to be the indirect beneficial owners of 462,798 common shares, as to which they share voting and dispositive power. Each of Galloway Capital Management LLC, Mr. Galloway and Mr. Herman disclaims beneficial ownership of the common shares beneficially owned by Strategic Turnaround Equity Partners, L.P. (Cayman) (except for (i) the indirect interest of Galloway Capital Management LLC by virtue of being the general partner of Strategic Turnaround Equity Partners, L.P. (Cayman),
     (ii) the indirect interests of Mr. Galloway and Mr. Herman by virtue of being members of Galloway Capital Management LLC, and (iii) the indirect interests of Mr. Galloway and Mr. Herman by virtue of being limited partners of Strategic Turnaround Equity Partners, L.P. (Cayman). Galloway Capital Management LLC, Mr. Galloway and Mr. Herman have shared voting and dispositive power for these common shares. Mr. Galloway also is the direct beneficial owner of 223,187 common shares directly and through entities wholly-owned or managed by Mr. Galloway and trusts for the benefit of his two minor children that he controls. Mr. Herman also is the direct beneficial owner of 5,400 common shares, including 4,350 shares directly beneficially owned by him and 1,050 shares held by an entity for which he has sole voting and dispositive power.

(4) Including (i) 37,008 shares owned of record by Dr. Brown directly; (ii) 364,858 shares owned of record by his trust, as to which he may be deemed to have sole voting and dispositive power; and (iii) 25,000, 15,000, 15,000, 2,500, 2,834, 11,250 and 2,375 shares which Dr. Brown has the right to acquire pursuant to stock options that are exercisable currently or become exercisable within 60 days after September 11, 2008 for a price of $5.08, $2.09, $4.27, $3.86, $4.73, $2.95 and $1.67, respectively, but not including 8,750 shares which Dr. Brown will have the right to acquire pursuant to stock options for a price of $2.95 per share that neither are exercisable currently nor become exercisable within 60 days after September 11, 2008.

     The shareholder votes cast for all items considered at the meeting will be calculated by an officer of Computershare Investor Services, LLC, our Registrar and Transfer Agent, as the Board-designated Inspector of Election. The Inspector of Election will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, determine the result, and do such acts as are proper to conduct the election. Abstentions will not be counted either for or against any action for which cast.

I. ELECTION OF DIRECTORS

     At the 2008 annual meeting, the shareholders will elect one director, who will serve for a term expiring at our annual meeting of shareholders to be held in 2011 or until his successor has been duly elected and qualified. Upon the recommendation of our independent Governance Committee, our Board of Directors has nominated Bruce R. Galloway to stand for election as a director at the 2008 annual meeting. Our Board of Directors has determined that Mr. Galloway is independent, as defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules. Mr. Galloway has not previously served on our Board of Directors and was recommended for consideration as such nominee by Strategic Turnaround Equity Partners, LP (Cayman), a principal beneficial holder of common shares of the Company.

     If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment for a term expiring with the 2011 annual meeting will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the person giving the proxy withholds authority to vote for this nominee. The nominee listed below has consented to serve if elected. If this nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.

     Our Bylaws provide for a classified Board of Directors consisting of three classes of directors, as nearly equal in number as reasonably possible, each serving staggered three-year terms. Our Board of Directors has consisted of eight directors since our 2006 annual meeting, pursuant to a provision in our Bylaws that the size of the Board of Directors shall be fixed, and may be modified, from time to time by a resolution of the Board, but not to fewer than eight directors. Our Board of Directors adopted resolutions on September 18, 2008, amending the Bylaws to reduce the minimum size of the Board from eight to six members and fixing the Board size at seven members, both effective as of the 2008 annual meeting. Accordingly, although the terms of two current directors will expire as of the meeting, proxies cannot be voted for more than one nominee.

     The following information is furnished as of September 11, 2008 with respect to our nominee for election as a director, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:

                                                                               AMOUNT AND NATURE   PERCENTAGE OF   PRESENT
             NAME                             POSITION AND OFFICES              OF COMMON SHARES   COMMON SHARES     TERM
        (AND YEAR FIRST                         WITH US AND OTHER                 BENEFICIALLY      BENEFICIALLY      TO
      BECAME A DIRECTOR)        AGE            PRINCIPAL OCCUPATION                OWNED (2)         OWNED (1)      EXPIRE
-----------------------------   ---   --------------------------------------   -----------------   -------------   -------
                                 NOMINEE FOR ELECTION AS A DIRECTOR FOR A THREE-YEAR TERM
Bruce R. Galloway               50    Fund Manager, Galloway Capital                685,985(3)          7.9%         N/A
                                      Management
                                              DIRECTORS CONTINUING IN OFFICE
Richard M. Brown, D.O. (2001)   73    President, Park Family Health Care            475,825             5.4%         2010
                                      Practicing physician
Darrel W. Francis (1998)        55    President of Precision Industrial              61,845               *          2009
                                      Service
Tom A. Goss (2000)              62    Vice Chairman of our Board of                 105,817             1.2%         2009
                                      Directors; Chairman of Goss LLC
Ronald E. Hall, Sr. (2001)      65    President and Chief Executive                  96,967             1.1%         2010
                                      Officer of Bridgewater Interiors, LLC
Stephen D. Harris (2006)        36    Our Executive Vice President, Chief           135,975             1.6%         2010
                                      Financial Officer and Treasurer
Emmett S. Moten, Jr. (1988)     64    President of Moten Associates                 109,538             1.3%         2009
                                                 OTHER EXECUTIVE OFFICERS
William C. Brooks (1997) (4)    75    Our Chairman of the Board of                  243,342             2.8%         N/A
                                      Directors, President and Chief
                                      Executive Officer
Stephanie Dowell                45    Our Vice President; President and              20,125               *          N/A
                                      Chief Executive Officer of UAHC Health
                                      Plan of Tennessee, Inc.
All current directors and executive officers as a group (8 persons)               1,249,434            14.3%

----------
*    Less than 1%

(1) Based on 8,734,214 common shares outstanding as of September 11, 2008. For purposes of the table above, and in accordance with the rules of the Securities and Exchange Commission, we deem common shares that are subject to options that are currently exercisable or exercisable within 60 days after September 11, 2008 to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following number of common shares which the individual has the right to acquire pursuant to stock options that are exercisable currently or become exercisable within 60 days after September 11, 2008: Dr. Brown, 73,959 shares; Mr. Francis, 38,209 shares; Mr. Goss, 55,209 shares; Mr. Hall, 78,959 shares; Mr. Harris, 116,459 shares; Mr. Moten, 85,209 shares; Eddie R. Munson, whose current term of office as one of our directors will expire upon the election of directors at the 2008 annual meeting, 25,000 shares; Mr. Brooks, 158,959 shares; and Ms. Dowell, 20,125 shares.

(3) Includes 223,187 common shares which Mr. Galloway beneficially owns directly and through entities wholly-owned or managed by Mr. Galloway and trusts for the benefit of his two minor children that he controls. In addition, Mr. Galloway may be deemed to beneficially own an additional 462,798 common shares that are held of record by Strategic Turnaround Equity Partners, LP (Cayman).

(4) Mr. Brooks' current term of office as one of our directors will expire upon the election of directors at the 2008 annual meeting.

BIOGRAPHICAL INFORMATION

          The following is a brief account of the business experience during the past five years of the nominee for our Board of Directors, of each of our directors whose term of office will continue after the 2008 annual meeting, and of our other named executive officers:

BRUCE R. GALLOWAY

          Bruce R. Galloway has been a managing member of Galloway Capital Management, LLC, an investment firm focused primarily on investments in undervalued public companies. In addition, since August 2005, he has been a managing director of Arcadia Securities, LLC, a New York-based National Association of Securities Dealers broker-dealer. Previously, he had been a managing director with Burnham Securities Inc., a New York-based investment banking firm.

RICHARD M. BROWN, D.O. (DIRECTOR SINCE 2001; PRESENT TERM ENDS 2010)

          Richard M. Brown, D.O., founded Park Medical Centers in 1961. He is a practicing physician and has been President of Park Family Health Care in Detroit, Michigan since 1995. During his career, he has also served as Chief of Staff of the following hospitals in Michigan: Michigan Health Center, Detroit Central Hospital, Botsford General Hospital and Zeiger Osteopathic Hospital. Dr. Brown has been a delegate to the American Osteopathic Association since 1989 and to the Michigan Association of Osteopathic Physicians and Surgeons since 1986. He is a past Board member of the Barbara Ann Karmanos Cancer Institute and the University of Osteopathic Medicine and Health Services in Des Moines, Iowa.

DARREL W. FRANCIS (DIRECTOR SINCE 1998; PRESENT TERM ENDS 2009)

          Darrel W. Francis has been President of Precision Industrial Service, a full-service flooring company, since June 1999. He also was President of Metropolitan Facility Resources, an office furniture sales and design company, from January 1994 to December 1999. From January 1996 to October 1998, he was President of Advantage Pavilion, Inc., an office furniture sales and design company.

TOM A. GOSS (DIRECTOR SINCE 2000; PRESENT TERM ENDS 2009)

          Tom A. Goss is Vice Chairman of our Board of Directors. He has been Chairman of Goss LLC, an insurance agency, since November 2000. He also has been Chairman of The Goss Group, Inc., an insurance products and services company, since November 2000, and earlier was a Partner/Advisor of that company since March 1997. He also has been Chairman of Goss Steel & Processing LLC, a steel processing center, since April 1, 2003. He served as Director of Athletics for The University of Michigan from September 1997 to April 2000.

RONALD E. HALL, SR. (DIRECTOR SINCE 2001; PRESENT TERM ENDS 2010)

          Ronald E. Hall, Sr. has been President, Chief Executive Officer and majority owner of Bridgewater Interiors, LLC in Detroit, Michigan since November 1998. Bridgewater Interiors is a major supplier of seating and overhead systems to the automotive industry. He is also the President/CEO of Renaissance Capital Alliance, an equipment leasing company and he is the Chairman/CEO of New Center Stamping, an automotive service parts stamping facility. From 1992 to October 1998, Mr. Hall served as President of the Michigan Minority Business Development Council, a privately funded, nonprofit, business development organization.

STEPHEN D. HARRIS (DIRECTOR SINCE 2006; PRESENT TERM ENDS 2010)

          Stephen D. Harris joined us as our Chief Financial Officer and Treasurer on October 28, 2002. He additionally became our Executive Vice President on July 1, 2006. He is a certified public accountant with experience in consulting, auditing and accounting for major companies in the automotive manufacturing, energy, and managed health care industries. Prior to joining us, he served as a Manager for Deloitte (then called Deloitte Consulting) since 1994.

EMMETT S. MOTEN, JR. (DIRECTOR SINCE 1988; PRESENT TERM ENDS 2009)

          Emmett S. Moten, Jr. has been the President of Moten Associates, a real estate development firm, since October 1996. Mr. Moten also has been Chairman and part owner of Twinpines Paper Corporation, a paper manufacturing and conversion company in Canton, Michigan, since 2002. From July 1988 to October 1996, he was Vice President of Development for Little Caesar Enterprises, Inc., a national fast food franchise company. Prior to assuming that position, Mr. Moten was Director of the Community & Economic Development Department of the City of Detroit for almost ten years.

WILLIAM C. BROOKS

          William C. Brooks has served the Company as a director since 1997, as Chairman of our Board of Directors since January 1998, and additionally as our President and CEO since November 22, 2002. Although he will cease being the Chairman of our Board of Directors and one of our directors when his present term on the Board expires upon the election of directors at the 2008 annual meeting, he will continue to be our President and CEO thereafter. He retired as a Vice President of General Motors Corporation, Inc. in 1997. He is a retired Air Force Officer, and was Assistant Secretary of the U.S. Department of Labor from July 1989 to December 1990. He served as a member of the U. S. Social Security Advisory Board from February 1996 to January 1998.

STEPHANIE DOWELL

          Stephanie Dowell has been our Vice President since July 1, 2006. She also is and has been President and Chief Executive Officer of our subsidiary, UAHC Health Plan of Tennessee, Inc., since April 15, 2005. Before that, she was the subsidiary's Chief Operating Officer and Senior Vice President since April 2002, and previously its Director of Provider Services since June 2001. Ms. Dowell served from 1996 to 2001 as Director of Legislative Affairs & Public Policy for Methodist LeBonheur Healthcare, then the largest multi-hospital and healthcare system in western Tennessee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          During the fiscal year ended June 30, 2008, our Board of Directors held nine meetings. The Board of Directors has determined that each of Dr. Richard M. Brown, Darrel W. Francis, Tom A. Goss, Ronald E. Hall, Sr., Emmett S. Moten, Jr. and Eddie R. Munson are independent, as independence is defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules.

          FINANCE AND AUDIT COMMITTEE

          We have a standing Finance and Audit Committee. The current members of our Finance and Audit Committee are Darrel W. Francis (Chairman), Dr. Richard M. Brown, Ronald E. Hall, Sr. and Eddie R. Munson. Each of the members of our Finance and Audit Committee is independent as independence for audit committee members is defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules, as those standards have been modified or supplemented. During fiscal year 2008, our Finance and Audit Committee held seven meetings. The purpose of our Finance and Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accountant's qualifications and independence, the performance of our independent registered public accounting firm, and the adequacy of our accounting and internal control systems. Our Board of Directors has adopted a written charter for the Finance and Audit Committee, a current copy of which is available to shareholders on our Web site, at http://www.uahc.com. The Committee's specific responsibilities are set forth in its charter.

          Our Board of Directors has determined that Mr. Francis and Mr. Munson are audit committee financial experts, as defined by the Securities and Exchange Commission ("SEC"), serving on our Finance and Audit Committee. Mr. Francis and Mr. Munson are independent as independence for audit committee members is defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules. Mr. Francis' experience that qualifies him as our audit committee financial expert includes a Masters of Business Administration degree from the University of Pennsylvania Wharton School of Business and over 25 years' work in the corporate and business field as a chief executive officer or other senior officer with financial oversight responsibilities. Mr. Munson's experience that qualifies him as our audit committee financial expert includes that he is a certified public accountant with 34 years of auditing experience at KPMG LLP ("KPMG") for private and public sector clients, including in the automotive and financial services industries and governmental units; he retired as a Partner of KPMG in September 2006. From January 1993 to September 2003, Mr. Munson was the Managing Partner of the KPMG Detroit office and also Partner in Charge of Assurance Services for KPMG's Mid-America Business Unit with offices in six Midwest locations. Since June 2008, he has been the interim chief financial officer of BearingPoint, Inc. He has a B.S. degree in Accounting from Jackson State University. Mr. Munson's current term of office as one of our directors will expire upon the election of directors at the 2008 annual meeting.

          COMPENSATION COMMITTEE

          We have a standing Compensation Committee. The current members of our Compensation Committee are Tom A. Goss (Chairman), Dr. Richard M. Brown, Ronald
E. Hall, Sr., and Emmett S. Moten, Jr. Each of the members of our Compensation Committee is independent as independence is defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules, as those standards have been modified or supplemented. During fiscal year 2008, the Compensation Committee held four meetings. The duties of our Compensation Committee are to make recommendations to our Board of Directors relating to the overall compensation arrangements for our officers and staff, to make recommendations to our Board of Directors pertaining to any compensation plans in which our officers and directors are eligible to participate, and to administer and grant options under our Amended and Restated 1998 Stock Option Plan.

          EXECUTIVE COMMITTEE

          We have a standing Executive Committee. The current members of our Executive Committee are William C. Brooks (Chairman), Tom A. Goss (Vice Chairman), Darrel W. Francis, Stephen D. Harris and Emmett S. Moten, Jr. During fiscal year 2008, our Executive Committee held one meeting. The duties of our Executive Committee are to exercise, in the intervals between the meetings of our Board of Directors, the powers of our Board as they relate to the management of our business and affairs, excluding powers expressly delegated by our Board to other standing committees.

          GOVERNANCE COMMITTEE

          We have a standing Governance Committee, which serves as the nominating committee of our Board of Directors. Our Board of Directors has adopted a written charter for the Governance Committee, a current copy of which is available to shareholders on our Web site, at http://www.uahc.com. The current members of our Governance Committee are Emmett S. Moten, Jr. (Chairman), Darrel W. Francis, Tom A. Goss and Eddie R. Munson. Each of the members of our Governance Committee is independent as independence is defined in the listing standards of The NASDAQ Stock Market LLC Marketplace Rules, as those standards have been modified or supplemented. During fiscal year 2008, our Governance Committee held two meetings. The duties of our Governance Committee are to present to our Board of Directors, whenever vacancies occur, the Board size is increased or terms are expected to expire, names of individuals who would make suitable directors of the Company and to advise our appropriate officers on matters relating to the organization of our Board of Directors.

          The Governance Committee's policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062. To be timely, the notice must be received at our office at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous annual meeting of shareholders. The notice must set forth:

          (A)  with respect to the recommended director candidate,

               - the candidate's name, age, business address and residence address,

               -    the candidate's principal occupation or employment,

               - the number of our common shares beneficially owned by the candidate,

               - information with respect to the candidate's independence, as defined under NASDAQ's listing standards for independent directors in general and with respect to audit committee members,

               - information with respect to other boards on which the candidate serves,

               - information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

               - any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of our directors or that is otherwise required under SEC rules, including the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

          (B)  with respect to the shareholder giving the notice,

               - the shareholder's name and address as they appear on our stock transfer records, and

               - the number of our common shares beneficially owned by the shareholder (and the period they have been held).

          The Governance Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Governance Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Governance Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder.

          All of our directors attended at least 75% of the combined number of meetings held during fiscal year 2008 by the Board and each Committee of which he was then a member.

CODE OF BUSINESS CONDUCT AND ETHICS

          We adopted a Code of Business Conduct and Ethics on May 8, 2003 that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

          - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

          - full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

          - compliance with applicable governmental laws, rules and regulations;

          - prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons named in it; and

          - Accountability for adherence to the Code of Business Conduct and Ethics.

          The Code of Business Conduct and Ethics is posted on our Web site at http://www.uahc.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy of our Code of Business Conduct and Ethics should be made to our Secretary at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in SEC Regulation S-K, Item 406(b), by posting such information on our Web site at http://www.uahc.com within four business days following the date of the amendment or waiver.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

          Our Board of Directors has adopted a written Related Party Transactions Policy. We have posted it on our website at http://www.UAHC.com. In general, it is our policy to avoid related-party transactions. If a "Related Party Transaction" is offered that appears to be in our best interests, then the policy provides a process to review and approve the transaction. Under this policy, a Related Party Transaction will be consummated or will continue only if:

     - our Finance and Audit Committee approves or ratifies the transaction and the transaction is on terms comparable to, or more beneficial to us than, those that could be obtained in arm's length dealings with an unrelated third party; or

     - the transaction is approved by disinterested members of our Board of Directors; or

     - the transaction involves compensation approved by our Compensation Committee.

     For purposes of this policy, "Related Party" has the same meaning as "related person" under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission, and includes:

     -    any of our directors or executive officers,

     - any person who is known to us to be the beneficial owner of more than five percent of any class of our voting securities, and

     - any immediate family member of one of our directors or executive officers or a person known to us to be a more than five percent shareholder.

          For purposes of this policy, a "Related Party Transaction" is a transaction in which we are a participant and in which any "Related Party" had or will have a direct or indirect material interest (including any transactions requiring disclosure under Item 404 of Regulation S-K), other than:

     -    transactions available to all salaried employees generally, and

     - transactions involving less than $5,000 when aggregated with all similar transactions.

          Management will present to the Finance and Audit Committee for approval by the next regularly scheduled Finance and Audit Committee meeting any Related Party Transactions proposed to be entered into by us, including the proposed aggregate value of such transactions, if applicable, or Related Party Transactions may preliminarily be entered into by management subject to ratification by the Finance and Audit Committee. The Finance and Audit Committee will review and approve or disapprove such transactions, and at each subsequent regularly-scheduled Finance and Audit Committee meeting, management will update the Finance and Audit Committee as to any material change to the approved transactions. If such transactions are not ratified, management must make all reasonable efforts to cancel or annul the transaction.

          The policy also covers opportunities that are presented to an executive officer or director that may be available to us, either directly or by referral. Before the executive officer or director may consummate such an opportunity, it must be presented to the Board of Directors for consideration.

          The policy also requires that all Related Party Transactions be disclosed in our filings with the SEC to the extent required by the SEC's rules, and that they be disclosed to the Finance and Audit Committee and, if material, to the full Board of Directors.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

          Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Governance Committee or its Finance and Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications can be sent to the Board of Directors, its Governance Committee or its Finance and Audit Committee or specific directors by regular mail to the attention of the Board of Directors, its Governance Committee or its Finance and Audit Committee or specific directors, at our principal executive offices at United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062. All of these communications will be reviewed by our Secretary or his designee (1) to filter out communications that our Secretary or his designee deems not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

          We encourage all of our directors to attend the annual meeting of shareholders, if possible. All six of our continuing directors attended the 2007 annual meeting of shareholders.

EXECUTIVE COMPENSATION

          SUMMARY COMPENSATION TABLE

          The following table sets forth information for each of the fiscal years ended June 30, 2008, 2007 and 2006 concerning the compensation of our Chief Executive Officer and our other executive officers as of June 30, 2008 whose annual salary and bonus exceeded $100,000 (collectively, the "named Executive Officers").

                                         FISCAL                                 ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR    SALARY ($)   BONUS ($)   COMPENSATION ($) (1)
--------------------------------------   ------   ----------   ---------   --------------------
WILLIAM C. BROOKS ....................    2008      320,000     150,000             --
Chief Executive Officer and President     2007      320,000     112,500             --
                                          2006      310,000     150,000             --

STEPHEN D. HARRIS ....................    2008      184,000      90,000          4,400
Chief Financial Officer and Treasurer     2007      175,000      67,500          4,400
                                          2006      150,000      90,000          4,197

STEPHANIE DOWELL .....................    2008      184,000      80,000          4,400
President and Chief Executive Officer,    2007      175,000      60,000          4,400
UAHC Health Plan of Tennessee, Inc.       2006      150,000      80,000          3,824

----------
(1) All amounts in this column represent our annual contribution to the 401(k) Savings Plan; but other than that, for the years set forth in the table, none of the named Executive Officers had any long-term compensation (including restricted stock awards and long-term incentive plan payouts). Under our Amended and Restated 1998 Stock Option Plan, stock options expiring 10 years after their respective grant dates were granted as follows: (A) to Mr. Brooks on December 4, 2003, April 29, 2004, December 2, 2004, November 4, 2005, April 24, 2006 and March 11, 2008 for 37,500,
     90,000, 2,834, 15,000, 20,000 and 19,000 common shares and at exercise prices of $2.09, $4.27, $4.73, $2.10, $2.95 and $1.67 per share, respectively, which options granted on December 4, 2003 vested (i) for 15,000 common shares six months after the grant date and (ii) for 22,500 common shares one year after the grant date, options granted on April 29, 2004 (a) for 15,000 shares vested for 3,750 shares on October 29, 2004 and then for six additional installments of 1,875 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006, and (b) for 75,000 shares vested for 18,750 shares on October 29, 2004 and then for six additional installments of 9,375 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006; options granted on December 2, 2004 vested in full on June 2, 2005; options granted on November 4, 2005 vested for 2,500 shares on May 4, 2005 and vest in ten additional installments of 1,250 shares each on the 4th day of each August, November, February and May thereafter to and including November 4, 2008; options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010; and options granted on March 11, 2008 vest for 2,375 shares on September 11, 2008 and then in fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012; (B) to Mr. Harris on October 23, 2002, December 4, 2003, April 29, 2004, December 2, 2004, April 24,
     2006, November 3, 2006, November 2, 2007 and March 11, 2008 for 25,000,
     15,000, 30,000, 2,834, 20,000, 25,000, 15,000 and 19,000 common shares and at exercise prices of $1.05, $2.09, $4.27, $4.73, $2.95, 6.05, 2.85 and
     $1.67 per share, respectively, which options granted on October 23, 2002, vested annually over four years; options granted on December 4, 2003 vested one year after the grant date; options granted on April 29, 2004 vested for 7,500 shares on October 29, 2004 and then for six additional installments of 3,750 shares each on the 29th day of each January, April, July and October thereafter to and including April 29, 2006; options granted on December 2, 2004 vested in full on June 2, 2005, options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010; options granted on November 3, 2006 vested in full on November 3, 2007; options granted on November 2, 2007 vest for 5,000 shares on May 2, 2008 and then ten additional installments of 1,250 shares each on the 2nd of each February, May, August and November thereafter to and including November 2, 2010; and options granted on March 11, 2008 vest for 2,375 shares on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012; and (C) to Ms. Dowell on December 4, 2003, April 24, 2006, February 27, 2007 and March 11, 2008 for 5,000, 20,000, 13,000 and 19,000 common shares and at exercise prices of $2.09, $2.95, $4.68 and $1.67 per share, respectively, which options granted on December 4, 2003 vested one year after the grant date; options granted on April 24, 2006 vest for 2,500 shares on October 24, 2006 and then for fourteen additional installments of 1,250 shares each on the 24h day of each January, April, July and October thereafter to and including April 24, 2010; options granted on February 22, 2007 vest for 3,250 on August 22, 2008 and then six additional installments of 1,625 shares each on the 22nd day of each February, May, August and November thereafter to and including February 22, 2009; and options granted on March 11, 2008 vest for 2,375 shares on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012.

     STOCK OPTION GRANTS

          The following table shows information as to stock option grants made during fiscal 2008 to each of our executive officers named in the Summary Compensation Table above. Amounts in the following table represent potential realizable gains that could be achieved for the options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are calculated based on requirements of the SEC and do not represent an estimate or projection of our future stock prices. These amounts represent certain assumed rates of appreciation in the value of our common shares from the fair market value on the grant date. Actual gains, if any, on stock option exercises depend on the future performance of the common shares and overall stock market conditions. The amounts reflected in the following table may not necessarily be achieved.

                                OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                          REALIZABLE
                                  INDIVIDUAL GRANTS                                        VALUE AT
------------------------------------------------------------------------------------    ASSUMED ANNUAL
                                                  % OF TOTAL                               RATES OF
                                   NUMBER OF       OPTIONS                                STOCK PRICE
                                  SECURITIES      GRANTED TO                             APPRECIATION
                                  UNDERLYING      EMPLOYEES    EXERCISE                 FOR OPTION TERM
                                   OPTIONS        IN FISCAL      PRICE    EXPIRATION   ----------------
            NAME                GRANTED (#) (1)     YEAR        ($/SH)       DATE      5% ($)   10% ($)
            ----                ---------------   ----------   --------   ----------   ------   -------
Stephen D. Harris (2) .......        15,000          7.50        2.85      11/2/2017   50,096   105,093
Stephen D. Harris (3) .......        19,000          9.50        1.67      3/11/2018   36,358    76,688
Stephanie M. Dowell (3) .....        19,000          9.50        1.67      3/11/2018   36,358    76,688
William C. Brooks (3) .......        19,000          9.50        1.67      3/11/2008   36,358    76,688

----------
(1) The options listed in the table were non-qualified stock options granted to Messrs. Brooks and Harris and Ms. Dowell in fiscal 2008 under our Amended and Restated 1998 Stock Option Plan, exercisable at 75% of the then current fair market value of the underlying common shares.

(2) Of these options, 2,500 became exercisable on May 2, 2008 and then ten additional installments of 1,250 shares each on the 2nd of each August, November, February and May thereafter to and including November 2, 2010. Each option also becomes 100 percent exercisable immediately upon specified changes in control. The portion of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

(3) Of these options, 2,375 became exercisable on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 3rd day of each December, March, June and September thereafter to and including

     March 11, 2012. Each option also becomes 100 percent exercisable immediately upon specified changes in control. Mr. Brooks' right to exercise these options will not be impaired or affected in the event that he ceases to be our officer, employee or director for any reason. The portion of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

          If, upon exercise of any of the options described above, we must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to us or we will appropriately reduce the number of common shares we deliver to the optionee to reimburse us for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

     OPTION FISCAL YEAR-END VALUES

          Other than William C. Brooks' exercise of stock options to acquire 100,000 shares at a price of $1.15 per share on November 15, 2007, there were no exercises of stock options during the fiscal year ended June 30, 2008 by any of our executive officers named in the Summary Compensation Table above. The following table shows the aggregated numbers and value of unexercised stock options held by them at June 30, 2008.

                            NUMBER OF
                          COMMON SHARES                VALUE OF
                            UNDERLYING               UNEXERCISED
                      UNEXERCISED OPTIONS AT   IN-THE-MONEY OPTIONS AT
       NAME              FISCAL YEAR-END         FISCAL-YEAR END (1)
-------------------   ----------------------   -----------------------
William C. Brooks           184,334(2)                 $ 2,775
Stephen D. Harris           151,834(3)                 $28,750
Stephanie M. Dowell          57,000(4)                 $    --

----------
(1) Calculated based on the closing price of Company common stock on June 30, 2008 (the last business day of the fiscal year) of $2.20 less the option exercise price. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price. All of the described stock options remain unexercised at the date of this proxy statement, at which date none of such unexercised stock options is in-the-money.

(2) These options: (A) as to 37,500 shares, were granted December 4, 2003 and are fully vested and exercisable; (B) as to 90,000 shares, were granted on April 29, 2004 and are fully vested and exercisable; (C) as to 2,834 shares, were granted on December 2, 2004 and are fully vested and exercisable; (D) as to 15,000 shares, were granted on November 4, 2005 and are vested and exercisable as to 12,500 shares and the remainder will vest and become exercisable in two additional installments of 1,250 shares each on the 4th day of August and November thereafter to and including November 4, 2008; and (E) as to 20,000 shares, were granted on April 24, 2006 and are vested and exercisable as to 11,250 shares and the remainder will vest and become exercisable in nine additional installments of 1,250 shares on the 24h day of each April, July, October and January thereafter to and including April 24, 2010; and (F) as to 19,000 options were granted on March 11, 2008 will vest for 2,375 shares on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012.

(3) These options: (A) as to 25,000 shares, were granted on October 23, 2002 and are fully vested and exercisable; (B) as to 15,000 shares, were granted December 4, 2003 and are fully vested and exercisable; (C) as to 30,000 shares, were granted on April 29, 2004 and are fully vested and exercisable; (D) as to 2,834 shares, were granted on December 2, 2004 and are fully vested and exercisable; and (E) as to 20,000 shares, were granted on April 24, 2006 and are vested and exercisable as to 11,250 shares and the remainder will vest and become exercisable in nine additional installments of 1,250 shares on the 24h day of each April, July, October and January thereafter to and including April 24, 2010; (F) as to 25,000 shares, were granted on November 3, 2006 vested in full on November 3, 2007; (G) as to 15,000 shares granted on November 2, 2007 and are fully vested and exercisable; and (H) as to 19,000 options were granted on March 11, 2008 will vest for 2,375 shares on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012.

(4) These options: (A) as to 5,000 shares, were granted December 4, 2003 and are fully vested and exercisable; (B) as to 20,000 shares, were granted on April 24, 2006 and are vested and exercisable as to 11,250 shares and the remainder will vest and become exercisable in nine additional installments of 1,250 shares on the 24h day of each April, July, October and January thereafter to and including April 24, 2010; (C) as to 13,000 shares, were granted on February 22, 2007 and are vested and exercisable as to 3,250 and remainder will vest and become exercisable in six additional installments of 1,625 shares each on the 22nd day of each February, May, August and November thereafter to and including February 22, 2009; and (D) as to 19,000 options were granted on March 11, 2008 will vest for 2,375 shares on September 11, 2008 and then fourteen additional installments of 1,188 shares each on the 11th day of each December, March, June and September thereafter to and including March 11, 2012.

     STOCK OPTION PLANS; EMPLOYEE STOCK PURCHASE PLAN

          We have an Amended and Restated 1998 Stock Option Plan, under which stock options (nonqualified options and incentive stock options) may be granted to our officers, directors and key employees or those of our subsidiaries. The maximum number of common shares which may be issued pursuant to stock options under the plan is 1,500,000, and no participant can receive stock options for more than 300,000 shares over the term of the plan.

          The plan is administered by a committee designated by our Board of Directors, currently our Compensation Committee. The selection of persons who are eligible to participate in the plan and grants to those individuals are determined by the committee, in its sole discretion. The only established criterion to determine eligibility under the plan is that individuals must be our officers, directors or key employees or those of any Subsidiary (as defined in the plan) who, in the judgment of the committee, are or will become responsible for the direction and financial success of the Company or any Subsidiary.

          An incentive stock option granted under the plan must have an exercise price not less than 100% of the fair market value of the shares on the date such option is granted. For an incentive stock option granted to a participant who owns more than 10% of the total combined voting stock of the Company or of any parent or subsidiary of the Company, the exercise price must be at least 110% of the fair market value of the shares on the date such option is granted. A nonqualified option granted under the plan must have an exercise price not less than 75% of the fair market value of the shares on the date such option is granted. Each stock option granted under the plan must expire not more than ten years after the date of the grant; and an incentive stock option granted to an individual who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary must expire not more than five years after the date of the grant.

          Our Employee Stock Purchase Plan ("ESPP"), which became effective October 1996, enables all our eligible employees to subscribe for common shares on an annual offering date at a purchase price which is the lesser of 85% of the fair market value of the shares on the first day or the last day of the annual period. There were no employee contributions for the fiscal year 2008. 200,000 common shares were reserved for issuance under the ESPP.

          We have not granted any stock appreciation rights, and we did not grant any awards under a long-term incentive plan during fiscal year 2008. On November 2, 2007 and March 11, 2008, we granted certain stock options under our Amended and Restated 1998 Stock Option Plan.

     401(K) SAVINGS PLAN

          We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code. All employees over age 21, other than non-resident aliens, are eligible to participate in the retirement plan. Employees can contribute to the retirement plan on a tax-deferred basis up to 20% of their total salary. Under the retirement plan, we make matching contributions on each employee's behalf, up to a maximum of 2% of each employee's total salary. As of June 30, 2008, 107 employees had elected to participate in the retirement plan. For the fiscal year ended June 30, 2008, we contributed approximately $47,945 to the retirement plan. See the "Summary Compensation Table" above for additional information.

     COMPENSATION OF DIRECTORS

          Directors who are our employees receive no fees for their services as a director or as a Committee member. Each of our directors who is not our employee receives $1,000 for each Board of Directors meeting and each Board committee meeting attended. Each committee chairperson receives an annual stipend, which is $6,000 for the Finance and Audit Committee chairperson, $4,000 for the Compensation Committee chairperson and $3,000 for the Governance Committee chairperson. In addition, each non-employee director receives an annual stipend of $36,000, payable in $27,000 of our common shares and $9,000 in cash, as compensation for director services. Our directors are also entitled to reimbursement for reasonable out-of-pocket expenses incurred in providing services to us in their capacities as directors.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During the fiscal year ended June 30, 2008, Dr. Richard M. Brown, Tom
A. Goss (Chairman), Ronald E. Hall, Sr. and Emmett S. Moten, Jr. served as the members of our Compensation Committee. None of the members of our Compensation Committee was, during the fiscal year ended June 30, 2008, one of our officers or employees, or one of our former officers. None of the committee members had any relationship with us requiring disclosure by us pursuant to SEC rules regarding disclosure of related-party transactions.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          Compensation for our key executives is determined by the Compensation Committee. Salaries, bonuses and other compensation of our key executives are based upon profitability, enrollment levels of our clients, including UAHC Health Plan of Tennessee, Inc., revenue growth, return on equity and market share. The Compensation Committee also administers the Amended and Restated 1998 Stock Option Plan.

          The Compensation Committee believes that compensation of our key executives should be sufficient to attract and retain highly qualified personnel and also provide meaningful incentives for measurable superior performance. During fiscal year 2008, our executive compensation included a base salary and bonus (stock and cash). Based upon available data, we believe the base salaries of our executives were set at the levels of comparable companies in our line of business.

          The Compensation Committee is comprised of Tom A. Goss (Chairman), Dr. Richard M. Brown, Ronald E. Hall, Sr. and Emmett S. Moten, Jr., all outside directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The ownership, operation and management of the Company involve various potential conflicts of interest, including the relationships and transactions described below. Management of the Company believes that these agreements and transactions have been on terms, which are as fair to the Company as could have been obtained from unaffiliated parties.

          MANAGEMENT AGREEMENT. Our management agreement with our managed plan, UAHC Health Plan of Tennessee, Inc. (the "Health Plan"), was negotiated between related entities. However, such management agreements were reviewed, revised and approved by each plan's Board. The Health Plan is an HMO, which is owned by us through our wholly-owned subsidiary, United American of Tennessee, Inc.

          COMMON OFFICERS AND DIRECTORS. As indicated in the chart below, during and since fiscal year 2008, certain officers or directors of the Company were also officers or members of the Board of Directors of the Health Plan (which is owned by the Company through our wholly owned subsidiary, United American of Tennessee, Inc.). Consequently, such individuals were or are likely to influence the operation of the Company and negotiations and arrangements between the Company and these entities, including the negotiation of and operation under the Health Plan management agreement. Conflicts of interest may arise relating to matters that are presented to our Board of Directors for consideration and with respect to which the Company and the Health Plan may have differing interests, including matters relating to the management agreement.

                              POSITION WITH              POSITION WITH
        NAME                   OUR COMPANY              THE HEALTH PLAN
--------------------   ---------------------------   ---------------------
William C. Brooks...   Chairman of the Board,               Director
                       President, CEO,
                       Director

Tom A. Goss.........   Vice Chairman of the Board,   Chairman of the Board
                       Director

Stephen D. Harris...   Executive Vice President,            Director
                       Chief Financial Officer and
                       Treasurer

Stephanie Dowell....   Vice President                  President and CEO

II. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          UHY LLP has served as our independent registered public accounting firm since November 22, 2004. A representative of UHY LLP is expected to be present at our 2008 annual meeting to make a statement, if requested, and be available to respond to questions with respect to the 2008 audit.

          The Board of Directors considers UHY LLP to be well qualified to serve as the independent registered public accounting firm for the Company. If the appointment of UHY LLP is not ratified by the shareholders, the Board of Directors may appoint another independent registered public accounting firm based upon the recommendation of the Finance and Audit Committee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF UHY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS OTHERWISE SPECIFY IN THEIR PROXIES.

AUDIT FEES

          The following is a summary of fees billed by UHY LLP, for audit and other professional services during the fiscal year ended June 30, 2008:

Audit fees, including services rendered in reviewing quarterly financial information and auditing our annual consolidated
   financial statements for fiscal year 2008..................   $210,300
Tax and other professional service fees.......................   $ 27,000

          The Finance and Audit Committee, after a review and discussion with UHY LLP, determined that the provision of these services was compatible with maintaining their respective independence.

          The firm of UHY LLP ("UHY") acts as our independent independent registered public accounting firm. Through June 30, 2008, UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY's partners provide non-audit services. UHY has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          The Finance and Audit Committee's charter affirms its responsibility to approve in advance audit and non-audit services to be performed by our independent registered public accounting firm. In accordance with Section 10A(i) of the Exchange Act, before UHY LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Finance and Audit Committee. All of the audit-related, tax and other services described in the table above were approved by the Finance and Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

III. REPORT OF THE FINANCE AND AUDIT COMMITTEE

          This report of our Finance and Audit Committee describes the actions of the Committee for the fiscal year ended June 30, 2008. This report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any future filing under such Securities Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically request that such information be treated as soliciting material or specifically incorporate it by reference into such filing.

          The Finance and Audit Committee (the "Committee") is made up of the following members: Darrel W. Francis (Chairman), Dr. Richard M. Brown, Ronald E. Hall, Sr. and Eddie R. Munson. The Committee operates pursuant to a written charter, a current copy of which is available to shareholders on our Web site, at http://www.uahc.com. In accordance with the charter, all of the members of the Committee are independent (as defined in the listing standards of The NASDAQ Stock Market LLC) and financially literate and at least one member of the Committee has accounting or related financial management expertise.

          Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on the conformity of our audited consolidated financial statements with accounting principles generally accepted in the United States of America. As provided in its charter, the Committee's responsibilities include monitoring and oversight of these processes.

          In this context and in accordance with its charter, the Committee has met and held discussions with management and the current independent registered public accounting firm.

          Management represented to the Committee that our audited consolidated financial statements for the fiscal year ended June 30, 2008 (the "Financial Statements") were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the Financial Statements with management and the independent registered public accounting firm. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee).

          In addition, the Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Company, including the matters in the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In concluding that the independent registered public accounting firm is independent, the Committee considered, among other factors, whether the nonaudit services provided by the independent registered public accounting firm (principally tax services) were compatible with their independence. The Sarbanes-Oxley Act of 2003 requires the Committee to pre-approve all audit and non-audit services, subject to a narrow de minimis exception.

          In fulfilling its oversight responsibility of reviewing the services performed by our independent registered public accounting firm, the Committee carefully reviews the policies and procedures for the engagement of the independent l registered public accounting firm. The Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. The Committee also reviewed and discussed with the independent registered public accounting firm the fees paid to the firm; these fees are described under "Fees Paid to Independent Registered Public Accounting Firm" following this report.

          Based on the Committee's review and discussions of the matters referred to above, the Committee recommended to the Board that the Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, for filing with the SEC. The Committee also recommended that the Board select UHY LLP to serve as our independent registered public accounting firm for fiscal year 2009.

                           Finance and Audit Committee
                          Darrel W. Francis, Chairman,
                    Dr. Richard M. Brown, Ronald E. Hall, Sr.
                               and Eddie R. Munson

IV. OTHER INFORMATION

          A copy of our Annual Report to Shareholders for the fiscal year ended June 30, 2008 accompanies this proxy statement. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (as filed with the SEC, including exhibits but excluding the exhibit index) also accompanies this proxy statement. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of the exhibit index to our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (as filed with the SEC). All such requests should be directed to United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, Attention: Investor Relations Department.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to provide us copies of Section 16(a) reports they file. Based solely on review of the copies of such reports provided to us for fiscal year 2008, or written representations that no Forms 5 were required, we believe that during the fiscal year ended June 30, 2008 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except for late-filed reports by William C. Brooks for four exercises of stock options and four related sale transactions all in one week in November 2007.

EXPENSES OF SOLICITATION

          The cost of this solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, officers and employees. In addition, the Company has retained Georgeson Shareholder to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $8,000 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees and institutional holders for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

SHAREHOLDER PROPOSALS

          Proposals of shareholders that are intended to be presented at our 2009 Annual Meeting of Shareholders must be received by our Secretary at our offices, United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, no later than June 1, 2009 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

          We must receive notice of any proposals of shareholders that are intended to be presented at our 2009 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than August 21, 2009 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to United American Healthcare Corporation, 300 River Place, Suite 4950, Detroit, Michigan 48207-5062, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

          Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of the 2008 Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.

                                 By order of the Board of Directors


                                 William C. Brooks
                                 Chairman, President and Chief Executive Officer

Detroit, Michigan
September 23, 2008

                                                                                     (BAR CODE)

(UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

                                                                                     (BAR CODE)                     C123456789

                                                                            000004   000000000.000000 ext 000000000.000000 ext
                                                                                     000000000.000000 ext 000000000.000000 ext
                                                                                     000000000.000000 ext 000000000.000000 ext

(BAR CODE)
             MR A SAMPLE
             DESIGNATION (IF ANY)
             ADD 1
             ADD 2
             ADD 3
             ADD 4
             ADD 5
             ADD 6

             (BAR CODE)

Using a BLACK INK pen, mark your votes with an X as shown in this example.      [X]
Please do not write outside the designated areas.

-------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD - UNITED AMERICAN HEALTHCARE CORPORATION
-------------------------------------------------------------------------------------------------------------------------------

       (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
-------------------------------------------------------------------------------------------------------------------------------

A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEE AND FOR PROPOSAL 2.

1. Election of Director:     FOR   WITHHOLD
   01 - Bruce R. Galloway*   [ ]      [ ]                                                                                     +

*    To be elected as a Director of the Corporation to serve for a term expiring with the 2011 Shareholders Meeting.

                                                       FOR   AGAINST   ABSTAIN
2.   To approve the appointment of UHY LLP as          [ ]     [ ]       [ ]     3.   In their discretion, the Proxies are
     independent auditors for the fiscal year ending                                  authorized to vote on such other
     June 30, 2009.                                                                   business as may properly come before
                                                                                      the meeting.

B NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.

_______________________________________________________________________________________________________________________________

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE
COUNTED. -- DATE AND SIGN BELOW


NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) -- Please print   Signature 1 -- Please keep signature    Signature 2 -- Please keep signature within
date below.                         within the box.                         the box.


        /               /
_________________________________   ____________________________________    ________________________________________________

                                    C 1234567890                   J N T    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                            140 CHARACTERS) MR A SAMPLE AND
                                                                            MR A SAMPLE AND MR A SAMPLE AND
                                                                            MR A SAMPLE AND MR A SAMPLE AND
                                                                            MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +
                                    11 A V                       0194121

(STOCK#)   00YCHA

      (ARROW) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (ARROW)
-------------------------------------------------------------------------------------------------------------------------------

(UNITED AMERICAN HEALTHCARE CORPORATION LOGO)

-------------------------------------------------------------------------------------------------------------------------------
PROXY -- UNITED AMERICAN HEALTHCARE CORPORATION
-------------------------------------------------------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 7, 2008

The undersigned appoints William C. Brooks and Stephen Harris and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of United American Healthcare Corporation on November 7, 2008, and any
adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1 and 2.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(SEE REVERSE SIDE)